                                                                   Exhibit 10.17

                               SERVICES AGREEMENT

                                              Agreement #4727911

     This Services Agreement (the "Agreement") between Downtown Web, Inc. d.b.a. Autoweb.com ("VENDOR"), a California corporation, whose address is 3270 Jay Street, Santa Clara, CA 95054, and State Farm Mutual Automobile Insurance Company, an Illinois corporation, acting on its behalf and that of its subsidiaries and affiliates ("STATE FARM"), a company having its corporate headquarters at One State Farm Plaza, Bloomington, IL 61710, shall be effective according to its terms as of the "Effective Date" (as defined on the signature page attached hereto). Any capitalized terms not defined in the body of this Agreement are defined in Exhibit "A" attached hereto.

                              W I T N E S S E T H

     WHEREAS, VENDOR has developed and operates an Internet WWW site for the purpose of promoting, marketing, and facilitating the sale of cars and car insurance; and

     WHEREAS, certain services and participation in VENDOR's services are requested by STATE FARM; and

     WHEREAS, VENDOR has agreed to provide such services and participation in accordance with the terms and conditions of the Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

1. VENDOR agrees to provide those services to STATE FARM as set forth in Exhibit A, attached hereto and incorporated here in (the "Services"). In exchange for the Services, STATE FARM shall pay to VENDOR the fees as are set forth in Exhibit A.

     Bills for all other fees described in Exhibit A are due and payable by STATE FARM within thirty (30) days of the receipt of an accurate invoice by STATE FARM.

2. Each party shall keep confidential, and not use for any purpose except to perform its respective obligations pursuant to this Agreement, and proprietary, trade secret, business, copyright, patent or other such information of the other party, or of any of its vendors, suppliers, independent contractor insurance agents or customers, which it learns as the result of carrying out its obligations thereunder ("Confidential Information"); provided, however, that Confidential Information does not include information that: (a) receiving party can demonstrate was known by receiving party prior to the disclosure thereof by disclosing party; (b) properly came into the possession of receiving party from a third party which was not under any obligation to maintain the confidentiality of such information; (c) has become part of the public domain through no act or fault on the part of the receiving party in breach of this Agreement; or (d) receiving party can demonstrate was independently developed by or for receiving party without the use of


**Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

Confidential Information. Each party expressly further agrees that it shall return any such information and copies thereof to the other party upon completion of its duties under this Agreement, or upon the other party's request. The terms of this Section 2 shall survive the termination of this Agreement. The foregoing prohibition on non-disclosure shall not apply to the extent that disclosure of Confidential Information to proper legal and regulatory authorities is required by law or regulation. In the event the receiving party receives a request to disclose all or any part of the Confidential Information under the terms of a valid subpoena or order issued by a court of competent jurisdiction or by a governmental body, the receiving party agrees to: (a) notify the disclosing party promptly of such request; (b) provide the disclosing party with reasonable assistance in obtaining an order or other reliable assurance that confidential treatment will be accorded to such portion of the Confidential Information that the disclosing party so designates. The parties acknowledge that a breach of the Section 2 would cause irreparable harm to the disclosing party, which would not have an adequate remedy at law, and agree that such party may seek equitable relief.

3. VENDOR represents and warrants that it has the ability an expertise to perform its responsibilities hereunder and shall perform the Services in a professional and workmanlike manner. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, VENDOR MAKES NO OTHER WARRANTIES EITHER EXPRESS OR IMPLIED, AS TO THE SERVICES, MATERIALS, OR INFORMATION PROVIDED HEREUNDER, AND HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

4. The parties expressly agree that VENDOR shall be an independent contractor for all purposes in the performance of this Agreement and that none of its employees or agents shall be considered an employee of STATE FARM for any purpose.

5. The parties agree the HTML content of STATE FARM's carrier screen and carrier information shall be developed specifically for STATE FARM by VENDOR and shall be considered a "Work Made for Hire". Such content shall be the sole and absolute property of STATE FARM and STATE FARM reserves all rights of ownership, including but not limited to copyright and other proprietary rights. Except for STATE FARM's ownership of the content of the foregoing carrier screen and carrier information, the parties agree VENDOR shall acquire no ownership or intellectual property rights in the form or content of carrier screen and/or carrier information by virtue of its posting on the VENDOR's site, nor shall STATE FARM acquire any rights in the form or content of the VENDOR's site or any information posted thereon other than STATE FARM's own information.

6. a. VENDOR expressly agrees, anything herein to the contrary notwithstanding, that it shall indemnify, defend, and hold STATE FARM fully harmless against any loss, damages, claims or expenses of any kind whatsoever, including costs and reasonable attorneys' fees, which STATE FARM shall incur to the extent caused by or arising from the negligent acts of, or negligent failure to act by VENDOR, its employees or agents in the performance of this Agreement.

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

     b. STATE FARM expressly agrees, anything herein to the contrary notwithstanding, that it shall indemnify, defend and hold VENDOR fully harmless against any loss, damages, claims of expenses of any kind whatsoever, including costs and reasonable attorneys' fees, which VENDOR shall incur to the extent caused by or arising from the negligent acts of, or negligent failure to act by STATE FARM or its employees or agents in the performance of this Agreement.

     c. In the event of an indemnifiable event, either party shall give prompt notice of any such claim to the other party, and the indemnifying party shall have the right and obligation to control and direct the investigation, defense and settlement of each such claim. The indemnified party shall reasonably
cooperate in connection with the foregoing.   The rights and obligations of the
parties pursuant to this Section 6 shall survive any termination or expiration of this Agreement.

7. The term of this Agreement shall be as set forth in Exhibit A and shall run for an initial period of six (6) months from date of execution. If either party neglects or fails to perform any of its material obligations under this Agreement and such failure continues for a period excess of thirty (30) days after written notice (containing a reasonably detailed statement of the alleged failure to perform) thereof from the non-breaching party, the non-breaching party shall have the right to terminate this Agreement immediately upon further written notice to the breaching party. During any notice and cure period, both parties shall continue to be bound by all the terms and conditions of this Agreement.

8. Anything in the Agreement to the contrary notwithstanding, neither party may delegate or assign its rights or duties under the Agreement to any other entity, including an entity which affiliates or merges with or acquires such party, except when such delegation or assignment is approved in advance by the other party in writing, which approval shall not be unreasonably withheld.

9. EXCEPT FOR SECTIONS 6 AND 12, UNDER NO CIRCUMSTANCES WHATSOEVER SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, CIRCUMSTANTIAL, OR INCIDENTAL DAMAGES, LOSS OF PROFITS OR REVENUE, LOSS OF DATA, OR INTERRUPTION OF BUSINESS OF ANY KIND WHATSOEVER IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF OR COULD HAVE FORESEEN SUCH DAMAGES. EXCEPT FOR SECTIONS 6 AND 12, IN NO EVENT WHATSOEVER SHALL EITHER PARTY'S LIABILITY FOR DIRECT DAMAGES TO THE OTHER PARTY FOR ANY OTHER REASON WHATSOEVER EXCEED IN THE AGGREGATE THE SUM OF FIFTY THOUSAND DOLLARS ($50,000.00). THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO THE COMPENSATION PAYABLE UNDER THIS AGREEMENT.

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

10. It is expressly agreed that if either party, on any occasion, fails to perform any term of this Agreement, and the other party does not enforce that term, the failure to enforce on that occasion shall not constitute a waiver of that term by the other party. A waiver of any provision of this Agreement or any right or obligations of either party hereunder shall be effective only to the extent provided to a writing signed and delivered by the party waiving compliance.

11. Anything in this Agreement to the contrary notwithstanding, under no circumstances whatsoever shall STATE FARM pay any taxes which it does not customarily pay in transactions of the nature set forth in this Agreement. Under no circumstances whatsoever shall STATE FARM be liable for any penalties, fines or other such charges incurred due to the failure of VENDOR to timely pay when due any taxes owed by it under this Agreement.

12. Anything in this Agreement to the contrary notwithstanding, each party at its own expense shall defend, indemnify and hold the other fully harmless against any action asserted against such party (and specifically including costs and reasonable attorneys' fees associated with any such action) to the extent that it is based on a claim that any materials, content or services provided by the indemnifying party under this Agreement infringe upon any patent, copyright, license or other property right or proprietary right of any third party (as used in this Section 12, a "Claim of Infringement"): Either party shall promptly notify the other in writing of any such claim. If as a result of any Claim of Infringement, the indemnified party is enjoined from using the materials, content or services, or if the indemnified party believes that such materials, content or services are likely to become the subject of a Claim of Infringement, the indemnifying party as its option and expense may procure the right for the indemnified party to continue to use the materials, content or services, or replace or modify the materials, contents or services so as to make such non-infringing. The rights and obligations of the parties pursuant of this Section 12 shall survive any termination or expiration of the Agreement so long as such replacement or modification shall not materially degrade the performance rendered to the indemnified party pursuant to this Agreement. A party shall not have any liability under this Section 12 to the extent the Claim of Infringement is caused by the party seeing indemnification hereunder.

13. Neither party shall be liable for any delays in performance hereunder due to unforeseen circumstances beyond its control including, but not limited to, acts of nature, fire, flood, acts of governments, delays in transportation, and delays in delivery or inability of suppliers to deliver. In such event, this Agreement shall remain valid and the rights and obligations it sets forth shall be resumed when such party shall again be able to perform its obligations; however, in such event, the parties hereby mutually agree on an outside limitation date not in excess of sixty (60) days. If such party is unable to resume the performance of its obligations within such period, then either party shall have the option to terminate this Agreement by so notifying the other party in writing.

14. This Agreement together with Exhibit A hereto shall be an agreement binding upon each of the parties hereto, their successors and, to the extent permitted, their assigns. This Agreement shall be effective upon written execution by both parties. This Agreement

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

shall be governed by the laws of the State of Illinois without regard to its conflict of laws procedures. This Agreement cannot be amended or otherwise modified except as agreed to in writing by each of the parties hereto. This Agreement and Exhibit A represent the sole agreement between the parties and supersede and merge any prior agreement, oral or written, between the parties with respect to the subject matter hereof, including, but not limited to any letters of intent and confidentiality agreements. Any additional or different terms in the parties' communications, whether acknowledgments, invoices or otherwise, are hereby deemed to be material alterations and notice of objection to them and rejection of them is hereby given. The headings used in this Agreement are for convenience only shall not be considered in its interpretation.

15. VENDOR expressly agrees that it shall not disclose or otherwise identify STATE FARM or any of its subsidiaries or affiliates in any of VENDOR's advertising, publications or other media which are displayed or disseminated to VENDOR's customers or other parties. The foregoing shall not apply to (I) VENDOR including STATE FARM's name or trademarks on its website as specified in this Agreement; or (ii) a one-time single-issuance initial press release by VENDOR, subject to STATE FARM's advance written approval, announcing the addition of STATE FARM to the VENDOR's site under this Agreement. This section shall survive the termination or expiration of this Agreement.

16. Except as otherwise specified herein, all notices, demand or communications required hereunder shall be in writing and delivered personally, or sent either by the equivalent of U.S. certified mail, postage prepaid return receipt requested or by overnight delivery air courier (e.g. Federal Express) to the parties at their respective addresses set forth on the signature page attached hereto. All notices, requests, demands, or communications shall be deemed effective immediately upon the earlier of personal delivery, or four (4) days following deposit in the mails as set forth above, or one (1) business day following delivery to the overnight delivery air courier in accordance with this section. The parties may change their respective addresses for notification of five (5) days advance written notice pursuant to the procedures set forth in this Section.

17. Each party shall, at its own expense, comply with any applicable governmental law, statute, ordinance, administrative order, rule, or regulation relating to its business or its duties, obligations and performance under this Agreement, shall procure and maintain in force all governmental licenses and pay all fees and other charges required thereby; including, but not limited to STATE FARM's obligation to obtain regulatory approval for the terms and conditions of its applications, policies, endorsements, forms and advertising, and shall cooperate to the extent reasonably necessary to enable the other party hereto to comply with applicable law or regulations, or the reasonable requirements, requests or investigations of proper regulatory authorities.

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

     IN WITNESS WHEREOF, VENDOR and STATE FARM have caused this Agreement to be executed by their respective, duly authorized officers.


     This Agreement shall become effective on the date the second of the two parties to sign executes this Agreement below.


DOWNTOWN WEB, INC.                        STATE FARM MUTUAL AUTOMOBILE
d.b.a. Auutoweb.com                       INSURANCE COMPANY
3270 Jay Street                           One State Farm Plaza
Santa Clara, CA 95054                     Bloomington, IL 61710


/s/ Payam Zamani                         /s/ Charles R. Wright
-----------------------------------      ---------------------------------------
Signature                                Signature

Payam Zamani                             Charles R. Wright
-----------------------------------      ---------------------------------------
Printed or Typed Name                    Printed or Typed Name

Co-Founder and EVP                       Agency Vice President
-----------------------------------      ---------------------------------------
Title                                    Title

   1/20/98                                  1/21/98
-----------------------------------      ---------------------------------------
Date                                     Date

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

                                   EXHIBIT A

Term:
     One (1) year with an option to renegotiate after the initial six (6) months.

Distribution:
     STATE FARM will be provided with a fixed presentation on VENDOR's insurance page.

Program:
     Individuals interested in receiving insurance quotes will fill out an inquiry form and the information will be submitted to STATE FARM.

Inquiries:
     STATE FARM inquiries will be sent twice daily to the closest STATE FARM agent. A copy may also be E-mailed to STATE FARM's headquarters.

Promotions:
     This partnership will be promoted through the VENDOR's website.

Compensation:
     $[    ]** inquiry will be invoiced on a monthly basis.

     A $[     ]** set-up fee will be due immediately.  This fee will be set
     against the initial [     ]** inquiries.

-------------
**Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                  AMENDMENT #1

     This is an Amendment (the "Amendment") to that certain Services Agreement, Agreement #4727911, dated January 21, 1998, (the "Agreement") between State Farm Mutual Automobile Insurance Company, its subsidiaries and affiliates ("STATE FARM") and Downtown Web, Inc., d/b/a Autoweb.com, Inc. (the "VENDOR").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, the parties have entered into the Agreement, and as it is the desire of the parties to amend the Agreement as herein set forth, the parties agree as follows:

     1. A new Exhibit B shall be added, which is attached hereto and incorporated herein by reference.
     2. All references to "Exhibit A" in the Agreement shall mean and refer to Exhibits A and B.
     3. Section 9 of the Agreement is amended as follows: The first clause of the first and second sentences shall read; "Except for Sections 6, 12 and State Farm's representations and warranties in "Services" in Exhibit B.
     4. This Amendment, together with the Agreement (and any attachments, addenda, and supplements thereto) shall be the complete and exclusive statement of the Agreement between the parties as to the subject matter of the Agreement, and shall be binding upon each of the parties hereto. In the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Agreement, the terms and conditions hereof shall govern. Neither this Amendment nor the Agreement can be amended or otherwise modified, except as agreed to in writing by each of the parties hereto. This Amendment, together with the Agreement, shall be governed by the internal laws of the State of Illinois and shall be effective upon execution by both parties.

     5. Except as expressly amended herein, the Agreement shall remain in full force and effect.

** Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

     This Amendment shall become effective on the date the second of the two parties to sign executes this Amendment below.

Downtown Web, Inc., d/b/a                STATE FARM MUTUAL
AUTOWEB.COM, INC.                        AUTOMOBILE
3270 Jay Street                          INSURANCE COMPANY
Santa Clara, CA 95054                    One State Farm Plaza
                                         Bloomington, IL 61710

/s/ Sam Hedgpeth                         /s/ John J. Killian
-----------------------------------      ---------------------------------------
Signature                                Signature

Sam Hedgpeth                             John J. Killian
-----------------------------------      ---------------------------------------
Printed or Typed Name                    Printed or Typed Name

Chief Financial Officer                  Vice President and Controller
-----------------------------------      ---------------------------------------
Title                                    Title

1/5/99                                   January 5, 1999
-----------------------------------      ---------------------------------------
Date                                     Date

                                   Exhibit B

Term:
----

     One (1) year commencing February 1, 1999.

Right of First Refusal:
----------------------

     VENDOR grants STATE FARM an option to renew this Agreement for an additional year starting February 1, 2000, on terms and conditions to be mutually agreed upon by the parties. Such option must be exercised by STATE FARM on or before January 31, 2000. VENDOR also grants STATE FARM the right of first refusal for any bonafide written offer received by VENDOR from a third party. VENDOR must submit a copy of any written offer to STATE FARM within 7 days of receipt if VENDOR plans to accept such offer. STATE FARM will have the option to agree to match the offer for a period of 30 days after its receipt of such offer from VENDOR.

Services:
--------

     VENDOR will provide STATE FARM's Car Finance Plan Program with the exclusive fixed presentation for financing available to users from various pages within the VENDOR's autoweb.com site in the United States as determined by VENDOR and is reasonably acceptable to STATE FARM.

     STATE FARM's Car Finance Plan participating lenders shall be solely responsible for processing the financing applications and providing notice of acceptance or rejection to applicants. STATE FARM warrants and represents that it will require the participating lenders to perform all such service in a prompt and professional manner and to comply with all applicable laws and regulations. VENDOR shall not be deemed in any way to be responsible for the manner in which STATE FARM or the participation lenders conduct their business. If VENDOR is contacted by a STATE FARM customer, VENDOR's sole responsibility to such customer shall be to provide that customer with information to contact STATE FARM directly.

Program:
-------

     Individuals interested in receiving automobile financing will fill out an inquiry form and the information will be submitted to the applicable Car Finance Plan participating lenders as may be agreed between the parties.

Inquiries:
---------

     STATE FARM financing applications will be transmitted to STATE FARM's Car Finance Plan Program and the participating lenders in a manner reasonably acceptable to STATE FARM.

**Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

Promotions:
----------

     This program will be promoted through the VENDOR's United States web site. Vendor will integrate the application throughout VENDOR's United States web site in a manner reasonably acceptable to STATE FARM.

Compensation:
------------

     [     ]** dollars ($[     ])** to be paid by January 15, 1999.

     [     ]** dollars ($[     ])** per application after [     ]**
     ([     ])** applications have been provided to STATE FARM's
     participating lenders.
     [     ]** dollars ($[     ])** per funded loan after [     ]**
     ([     ])** loans have been funded by the participating lenders.


**Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.


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